SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Report Date (Date of earliest event reported) March 1, 2001

                        FIRST CITIZENS BANCSHARES, INC.
___________________________________________________________________
             (Exact name of Registrant as specified in its charter)



       Delaware              0-16471               56-1528994
-------------------------------------------------------------------------
   (State or other       (Commission File         (IRS Employer
   jurisdiction of           Number)           Identification No.)
   incorporation)



             239 Fayetteville Street, Raleigh, North Carolina 27601
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                      (Address of principal executive offices)

                                 (919) 716-7000
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               Registrant's telephone number, including area code



                                      N/A
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          (Former name or former address, if changed since last report)

Item 5.   Other Events and Regulation FD Disclosure

     First-Citizens Bank & Trust Company, a wholly-owned subsidiary of First Citizens BancShares, Inc., has issued a news release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.   Financial Statements and Exhibits
     (a)  None
     (b)  None
     (c)  Exhibits

          The following exhibit is filed as part of this report:

          Exhibit 99.1     Press release dated March 1, 2001, issues by
                             Registrant's wholly-owned subsidiary,
                             First-Citizens Bank & Trust Company


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         FIRST CITIZENS BANCSHARES, INC.



                             By: /s/Kenneth A. Black
                             -----------------------
                             Kenneth A. Black
                             Vice President, Treasurer
                             Chief Financial Officer


Date:  March 1, 2001

                                  Exhibit 99.1


March 1, 2001                                               First Citizens Bank
                                                                 (919) 716-2716



FIRST CITIZENS BANK REFUTES
NEWS REPORT OF MERGER TALK

RALEIGH - First Citizens Bank issued the following statement today:

"As policy, First Citizens does not comment on rumors and speculation about mergers and acquisitions. However, First Citizens is making an exception because inaccurate local news media speculation has caused confusion among our employees, customers and shareholders. First Citizens is not and has not been engaged in any merger talks with Centura Banks or any other company. Our focus is on the long-term success of our company."

First Citizens operates more than 360 branches in 203 cities and towns in North Carolina, Virginia and West Virginia. Headquartered in Raleigh, the bank has $10.69 billion in assets.